Rule 497(e)

File Nos. 033-59541; 811-03072-01

TALCOTT RESOLUTION LIFE INSURANCE COMPANY

SEPARATE ACCOUNT TWO

033-05941   HV-2025 – Group Variable Annuity Contracts

Supplement dated October 13, 2023 to your Prospectus dated May 1, 2023.

This Supplement dated October 13, 2023 amends certain information contained in the Prospectus dated May 1, 2023.

IMPORTANT INFORMATION YOU SHOULD CONSIDER ABOUT THE CONTRACT

Effective immediately, the two paragraphs under Charges for Early Withdrawals portion of the Fees and Expenses table in the Important Information You Should Consider About the Contract section of the Prospectus dated May 1, 2023 are updated as follows.

	FEES AND EXPENSES	LOCATION IN PROSPECTUS

Charges for Early Withdrawals

You do not pay a sales charge at the time you make a Contribution to your Participant Account. But, you may pay a Sales Charge if you fully or partially surrender your Participant Account value during the first nine Contract Years. Maximum Surrender Charge is 5% of Participant Account value surrendered.

No CDSC applies in the tenth Contract Year or later. For example, if you made a withdrawal of $100,000.00 (a partial surrender) from your Participant Account value during your first Contract Year, you would pay a maximum CDSC of $5,000.00.

Fee Table; Contract Charges; Sales Charge

All other information in the Important Information You Should Consider About the Contract section of the Prospectus dated May 1, 2023 remains unchanged.

FEE TABLE

Effective immediately, the paragraph above the Annual Underlying Funds Operating Expenses, Minimum and Maximum table in the Fee Table section of the Prospectus dated May 1, 2023 is amended as follows.

The next item shows the minimum and maximum total operating expenses charged by the Underlying Funds as of December 31, 2022 that you may pay periodically during the time that you participate in the Contract. A complete list of the Underlying Funds available under the Contract, including their annual expenses, may be found at the back of this Prospectus in Appendix A – Underlying Funds.

 2023-PROSUPP-45-HV2025

All other information in the Annual Underlying Funds Operating Expenses, Minimum and Maximum table in the Fee Table section of the Prospectus dated May 1, 2023 remains unchanged.

This Supplement must be accompanied by and read in conjunction with the current Prospectus dated May 1, 2023. Please read this Supplement carefully and retain it for future reference.

 2023-PROSUPP-45-HV2025